                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Under (S)240.14a-12


                             Amerigon Incorporated
                             ---------------------
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1) Title of each class of securities to which transaction applies:
    2) Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    4) Proposed maximum aggregate value of transaction:
    5) Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount previously paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                             Amerigon Incorporated
                             5462 Irwindale Avenue
                              Irwindale, CA 91706

                              ____________________

                            NOTICE OF ANNUAL MEETING

                              ____________________
Dear Shareholder:

     On Wednesday, May 24, 2000, Amerigon Incorporated, a California corporation ("Amerigon"), will hold its 2000 Annual Meeting of Shareholders at Amerigon's headquarters at 5462 Irwindale Avenue, Irwindale, California 91706-2058. The meeting will begin at 10:00 a.m. (local time).

     Only shareholders who owned Class A Common Stock or Series A Preferred Stock at the close of business on March 31, 2000 can vote at the Annual Meeting or any adjournments that may take place. At the Annual Meeting, you will be asked to:

 1.  Elect directors to the Board of Directors;

 2. Approve an amendment to the Certificate of Determination of the Series A Preferred Stock;

 3.  Approve an amendment to our Articles of Incorporation;

 4. Approve an amendment to the 1997 Stock Option Plan increasing the number of shares of Class A Common Stock authorized under the plan from 150,000 to 1,300,000; and

 5.  Attend to other business properly presented at the meeting.

     Your Board of Directors recommends that you vote in favor of each of the proposals outlined in this proxy statement.

     A copy of Amerigon's Annual Report for 1999 is being mailed with this proxy statement. The approximate date of mailing for this proxy statement and card(s) is May 1, 2000.

                                    By order of the Board of Directors,

                                    /s/ Richard A. Weisbart

                                    President and Chief Executive Officer

May 1, 2000

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Questions and Answers.....................................................     1

Proposals You May Vote On.................................................     5

Interests of Certain Persons in Matters to be Acted Upon..................     7

1. Nominees for the Board of Directors....................................     8

2. Approval of an Amendment to the Certificate of Determination of the
   Series A Preferred Stock...............................................    11

3. Approval of an Amendment to the Articles of Incorporation..............    12

4. Approval of an Amendment to the 1997 Stock Option Plan.................    13

Statement on Corporate Governance.........................................    20

Directors' Compensation...................................................    21

Performance Graph.........................................................    22

Security Ownership of Certain Beneficial Owners and Management............    23

Report of the Compensation Committee on Executive Compensation............    24

Compensation Committee Interlocks and Insider Participation...............    26

Executive Compensation....................................................    26

Option Grant Table........................................................    28

Aggregated Option Exercises and Year-End Values...........................    28

Certain Transactions......................................................    29

Independent Accountants...................................................    31

Section 16(a) Beneficial Ownership Reporting Compliance...................    31

Other Matters.............................................................    31

                             QUESTIONS AND ANSWERS

 1.   Q:   What may I vote on?
      A:   You are being asked by the Board of Directors of Amerigon to vote on the following four matters:
           (1) The election of nominees to serve on the Board of Directors.

           (2) The approval of an amendment to the Certificate of Determination of the Series A Preferred Stock (the "Preferred Stock
               Amendment"), deleting subsection 2(c), which specifies certain events deemed to trigger preferential rights of the holders of Series A Preferred Stock in a liquidation, dissolution or winding up of the company, in its entirety.

           (3) The approval of an amendment to the Articles of Incorporation
               (the "Articles Amendment"), eliminating the Class B Common Stock and renaming the Class A Common Stock as "Common Stock."

           (4) The approval of an amendment to the 1997 Stock Option Plan (the
               "Option Plan Amendment") to increase the number of shares of Class A Common Stock authorized under the plan from 150,000 to 1,300,000.

           These four matters are summarized beginning on page 5 and discussed more fully beginning on page 8.

 2.   Q:   How does the Board recommend I vote on the proposals?
      A:   The Board recommends a vote FOR each of the nominees, FOR the approval of the Preferred Stock Amendment, FOR the approval of the
           Articles Amendment, and FOR the Option Plan Amendment.

3.    Q:   Who is entitled to vote?
      A:   Shareholders of the Class A Common Stock (the "Common Shareholders")
           and shareholders of the Series A Preferred Stock (the "Preferred
           Shareholders") as of the close of business on March 31, 2000 (the
           "Record Date") are entitled to vote at the Annual Meeting.

4.    Q:   How do I vote?
      A:   Sign and date each proxy card you receive and return it in the prepaid envelope. You have the right to revoke your proxy at any time before the meeting by:

           (1) notifying Amerigon in writing;

           (2) voting in person; or

           (3) returning a later-dated proxy card.


 5.   Q:   Who will count the vote?
      A:   Representatives of U.S. Stock Transfer Corporation will count the votes and act as the inspector of election.

 6.   Q:   Is my vote confidential?
      A:   Proxy cards, ballots and voting tabulations that identify individual shareholders are mailed or returned directly to U.S. Stock Transfer
           Corporation and handled in a manner that protects your voting privacy. Your vote will not be disclosed except: (1) as needed to permit U.S. Stock Transfer Corporation to tabulate and certify the vote; (2) as required by law; or (3) in limited circumstances such as a proxy contest in opposition to the Board.

 7.   Q:   What shares are included on the proxy card(s)?
      A:   The shares on your proxy card(s) represent ALL of your shares.
           If you do not return your proxy card(s), your shares will not be voted.

 8.   Q:   What does it mean if I get more than one proxy card?
      A:   If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, U.S. Stock Transfer Corporation, at 1745 Gardena
           Avenue, Suite 200, Glendale, California 91204.

 9.   Q:   What is required to approve each proposal?
      A:   As of the Record Date, 1,914,089 shares of Class A Common Stock and
           9,000 shares of Series A Preferred Stock were issued and outstanding.
           Each Common Shareholder is entitled to one vote for each share held.
           Each Preferred Shareholder is entitled to one vote for each share of
           Class A Common Stock into which such Series A Preferred Stock could have been converted on the Record Date. As of the Record Date, the
           Preferred Shareholders were entitled to convert their shares into
           5,373,134 shares of Class A Common Stock. Other than with respect to the election of directors, the Preferred Shareholders are entitled to vote, together with the Common Shareholders, as a single class with respect to any question upon which the Common Shareholders have the right to vote. The Preferred Shareholders have indicated they will vote in favor of each proposal.

           Once a quorum has been established, the following votes are required to approve each proposal:

           (1) For the election of directors, the five nominees who receive the most votes of the Series A Preferred Stock and the two nominees who receive the most votes of the Class A Common Stock will become directors of Amerigon.

           (2) To approve the Preferred Stock Amendment, a majority of the outstanding Series A Preferred Stock and a majority of all outstanding shares of Class A

               Common Stock and Series A Preferred Stock (on an as-converted basis) must be voted in favor of the amendment.

           (3) To approve the Articles Amendment, a majority of all outstanding shares of Class A Common Stock and Series A Preferred Stock (on an as-converted basis) must be voted in favor of the amendment.

           (4) To approve the Option Plan Amendment, a majority of the shares of Class A Common Stock and Series A Preferred Stock (on an as-converted basis) voting at the Annual Meeting must be voted in favor of the amendment.

           If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters. In the absence of instructions, shares represented by valid proxies will be voted as recommended by the Board.

10.   Q:   What is a "quorum"?
      A:   A "quorum" is a majority of the outstanding shares entitled to vote.
           They may be present or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

11.   Q:   Can I cumulate my votes for directors?
      A:   You cannot cumulate votes (i.e., cast a number of votes greater than the number of your shares) for directors unless (1) the nominee's or nominees' names were placed in nomination prior to the election and
           (2) you gave us notice prior to the commencement of voting of your intention to cumulate votes. As of the date of this proxy statement, we have not received this notice from any shareholders. If you decide to cumulate your votes, and you give us notice of your decision in time, you will be entitled to cast a number of votes equal to the number of shares you hold multiplied by two (the number of directors to be elected) in the case of holders of Class A Common Stock, or five in the case of holders of Series A Preferred Stock. You may then decide to cast these votes for a single nominee or to distribute your votes among two or more nominees. Your proxy will permit Richard A.
           Weisbart and James L. Mertes to cumulate votes if any shareholder decides to cumulate votes.

12.   Q:   How will voting on any other business be conducted?
      A:   Although we do not know of any business to be considered at the
           Annual Meeting other than the proposals described in this proxy statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to

           Richard A. Weisbart and James L. Mertes to vote on such matters at their discretion.

13.   Q:   When are shareholder proposals for the 2001 Annual Meeting due?
      A:   All shareholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Richard A.
           Weisbart, President, Amerigon Incorporated, 5462 Irwindale Avenue,
           Irwindale, California 91706 by January 1, 2001. Any proposal received after this date will be considered untimely. Until further notice, a shareholder proposal (other than in respect of a nominee for election to the Board of Directors) to be presented at the next Annual Meeting of Shareholders but not submitted for inclusion in the proxy statement pursuant to Rule 14a-8 will be considered untimely under the SEC's proxy rules if received after March 16, 2001. Each proposal must comply with the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

14.   Q:   How much did this proxy solicitation cost?
      A:   U.S. Stock Transfer Corporation was hired to assist in the distribution of proxy materials and solicitation of votes for $3,600, plus estimated out-of-pocket expenses of $500. We also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

                           PROPOSALS YOU MAY VOTE ON

1.   ELECTION OF DIRECTORS.

     There are seven nominees for election this year. Detailed information on each nominee is provided beginning on page 8.

     The Preferred Shareholders have the right to elect five of the seven seats on the Board of Directors. Roy A. Anderson, John W. Clark, Oscar B. Marx, III, Paul Oster and James J. Paulsen have been nominated for election as directors by the Preferred Shareholders.

     The Common Shareholders have the right to elect the remaining two seats on the Board of Directors. Richard A. Weisbart and Dr. Lon E. Bell have been nominated for election as directors by the Common Shareholders.

     All directors are elected annually and normally serve a one-year term until the next Annual Meeting. If any of the nominees become unavailable to stand for re-election at the Annual Meeting, the Board will designate a substitute. Proxies voting on the original nominee will be cast for the substitute.

     Your Board unanimously recommends a vote FOR each of these directors.

2. APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF DETERMINATION OF THE SERIES A PREFERRED STOCK ELIMINATING SUBSECTION 2(C) IN ITS ENTIRETY.

     The Certificate of Determination of Rights, Preferences and Privileges of the Series A Preferred Stock (the "Certificate of Determination") designates 9,000 shares of Series A Preferred Stock (the "Preferred Stock") and grants to them various powers, privileges and rights, as well as certain qualifications, limitations and restrictions. Subsection 2(c) of the Certificate of Determination grants to holders of the Preferred Stock preferential rights upon liquidation, dissolution or winding up of Amerigon. This right is triggered by (1) the acquisition of Amerigon by another entity or (2) the sale of all or substantially all of the assets of Amerigon (unless immediately afterwards, prior Amerigon shareholders hold 50% or more of the surviving or acquiring entity). This provision is deemed to be a condition of redemption that is not solely within the control of Amerigon. As such, Amerigon is required for financial reporting purposes to classify the Preferred Stock as mandatorily redeemable securities or mezzanine equity. Neither Amerigon nor the Preferred Shareholders understood or intended the Preferred Stock to be mezzanine equity, and in March 2000, the Preferred Shareholders waived their rights under subsection 2(c) and agreed to amend the Certificate of Determination to eliminate subsection 2(c).

     Your Board unanimously recommends a vote FOR the approval of the Preferred Stock Amendment.

3. APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION ELIMINATING THE CLASS B COMMON STOCK.

     Under our Articles of Incorporation, we are authorized to issue 20,000,000 shares of Class A Common Stock and 600,000 shares of Class B Common Stock. As of the

     Record Date, we have 1,914,089 shares of Class A Common Stock and no shares of Class B Common Stock outstanding. The Class B Common Stock was all held at one time by Dr. Lon E. Bell, Amerigon's Chief Technology Officer and Vice Chairman of the Board, but has been redeemed by Amerigon in connection with a transaction related to the electric vehicle business approved by our shareholders at the 1999 Annual Meeting. No shares of Class B Common Stock remain outstanding and we have no plans to issue any such shares in the future. For such reasons, the Board has determined it would be in the best interests of Amerigon to eliminate the Class B Common Stock from the Articles of Incorporation. As a result of the Articles Amendment, the Class A Common Stock will be renamed "Common Stock" and the stock symbol of the common stock will be changed from "ARGNA" to "ARGN."

     Your Board unanimously recommends a vote FOR the approval of the Articles Amendment.

4. APPROVAL OF AN AMENDMENT TO THE 1997 STOCK OPTION PLAN TO INCREASE CAPACITY FROM 150,000 SHARES TO 1,300,000 SHARES.

     On June 23, 1999, the Board of Directors unanimously adopted a resolution to increase the capacity of the 1997 Stock Option Plan from 150,000 shares to 1,300,000 shares of Class A Common Stock, subject to shareholder approval, in order to be able to provide equity incentives to employees. Because the capacity of the plan has been exhausted, the Board of Directors believes it is prudent to increase capacity to ensure sufficient shares will be available for grant to new and existing personnel. To date, options for 598,200 shares of Class A Common Stock have been granted by the Board over and above the existing limit of 150,000 shares, subject to shareholder approval.

     Your Board unanimously recommends a vote FOR the approval of the Option Plan Amendment.

            INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     In considering the recommendation of the Board of Directors that you approve the Preferred Stock Amendment, you should be aware that John W. Clark, a member of the Board, is also a managing member of Westar Capital Associates II LLC, an affiliate of one of the two Preferred Shareholders, and that Oscar B. Marx, III and Paul Oster, both members of the Board, are partners in W III H Partners, L.P., the majority owner of the second Preferred Shareholder. See "Certain Transactions--Placement of Preferred Stock."

     In considering the recommendation of the Board of Directors that you approve the Option Plan Amendment, you should be aware that because the current limit on the number of shares of Class A Common Stock authorized under the 1997 Stock Option Plan has been reached and the Option Plan Amendment will increase the number of such shares available, the non-employee directors on the Board, who are entitled to receive an annual grant of options for 1,000 such shares, have a personal interest in its approval. In addition, Roy A. Anderson and James Paulsen, two non-employee directors, have received options conditioned on shareholder approval of the Option Plan Amendment for 7,500 shares and 15,000 shares, respectively.

                      NOMINEES FOR THE BOARD OF DIRECTORS
                           (Item 1 on the Proxy Card)

     The following table sets forth certain information regarding the directors who have been nominated for election to the Board of Directors for a one-year term. Messrs. Marx, Anderson, Clark, Oster and Paulsen have been nominated to serve on the Board pursuant to an understanding between the two Preferred Shareholders, Big Beaver Investments LLC ("Big Beaver") and Westar Capital II LLC ("Westar Capital"), whereby each will name two directors to serve on Amerigon's Board and they will jointly choose a fifth person who is an expert from the auto industry. Mr. Marx and Mr. Oster were chosen by Big Beaver, Mr. Anderson and Mr. Clark were chosen by Westar Capital, and Mr. Paulsen is the jointly-chosen auto expert.

     Messrs. Anderson, Clark, Marx, Oster and Paulsen have been nominated for the five seats on the Board to be elected by the Preferred Shareholders. Mr. Weisbart and Dr. Bell have been nominated for the two seats on the Board to be elected by the Common Shareholders.

                                                                                             Director
        Name              Age                         Last Five Years                          Since
---------------------  ---------  -------------------------------------------------------  -------------
Richard A. Weisbart       54      Chief Executive Officer of Amerigon since June 1999,          1997
                                  succeeding Dr. Bell in such capacity.  From 1997 to
                                  1999, Mr. Weisbart served as President and Chief
                                  Operating Officer.  Before joining Amerigon, Mr.
                                  Weisbart served as Director, International Operations,
                                  for the Ford Division of Lear Corporation since May
                                  1996.  Mr. Weisbart joined Lear Corporation in
                                  February 1994 as General Manager of Lear Plastics
                                  Corporation, a wholly-owned subsidiary of Lear
                                  Corporation.  Prior to joining Lear Corporation, Mr.
                                  Weisbart was employed for seven years by Smiths
                                  Industries, a company specializing in advanced
                                  avionics, medical systems and specialized industrial
                                  products, most recently as Senior Vice President,
                                  Operations.
--------------------------------------------------------------------------------------------------------

                                                                                             Director
        Name              Age                         Last Five Years                          Since
---------------------  ---------  -------------------------------------------------------  -------------
Lon E. Bell, Ph.D         59      Founded Amerigon in 1991 and currently serves as Vice         1991
                                  Chairman of the Board of Directors and the Chief
                                  Technology Officer.  Dr. Bell served as Chairman of the
                                  Board and Chief Executive Officer from the Company's
                                  formation until 1999.  He also served as President of
                                  Amerigon since its formation until May 1997.  Dr. Bell
                                  co-founded Technar Incorporated with Dr. Allen
                                  Gillespie and Robert Diller in 1967, which developed
                                  and manufactured automotive components.  Dr. Bell
                                  served as Technar's Chairman and President until
                                  selling majority ownership of it to TRW Inc. in 1986.
                                  Dr. Bell continued managing Technar, then known as TRW
                                  Technar, as its President until 1991, when he left to
                                  form Amerigon.  Dr. Bell received a bachelor's degree
                                  in mathematics in 1962, a master's degree in rocket
                                  propulsion in 1963, and a Ph.D. in mechanical
                                  engineering in 1968 from the California Institute of
                                  Technology.
--------------------------------------------------------------------------------------------------------
Oscar B. Marx, III        61      President and CEO of TMW Enterprises, a private               1999
                                  investment firm located in Troy, Michigan.  Prior to
                                  TMW, Mr. Marx was President and CEO of Electro-Wire
                                  Products, a $500 million electrical components
                                  supplier to the automotive industry.  Prior to
                                  Electro-Wire, Mr. Marx had a long and illustrious
                                  career at Ford, having retired from Ford in 1994 as
                                  Vice President of their Automotive Components Group
                                  (currently known as Visteon), with revenues of $11
                                  billion at the time he was responsible for the
                                  operation.
--------------------------------------------------------------------------------------------------------
Roy A. Anderson           79      Chairman Emeritus of Lockheed Corporation.  Mr.               1993
                                  Anderson served as Chairman of the Board and Chief
                                  Executive Officer of Lockheed from 1977 until his
                                  retirement on December 31, 1985.  He continued to
                                  serve as a director of Lockheed until December 31,
                                  1990 and also served as a consultant to that company
                                  until December 31, 1992.  Mr. Anderson is a member of
                                  the boards of directors of the Los Angeles Music
                                  Center, the Greater Los Angeles United Way and the Los
                                  Angeles World Affairs Council.  He is Co-Chairman of
                                  the Select Panel of Project California.
--------------------------------------------------------------------------------------------------------

                                                                                             Director
        Name              Age                         Last Five Years                          Since
---------------------  ---------  -------------------------------------------------------  -------------
John W. Clark             54      Managing Member of Westar Capital Associates, a               1996
                                  private equity investment company since 1995.  From
                                  1990 to May 1995, Mr. Clark was a private investor.
                                  Prior to 1990, he was President of Valentec
                                  International Corporation, a producer of metal and
                                  electronic components for military and commercial
                                  products.
--------------------------------------------------------------------------------------------------------
Paul Oster                42      Chief Financial Officer of TMW Enterprises. Prior             1999
                                  to becoming CFO at TMW, Mr. Oster was Corporate
                                  Controller of Electro-Wire Products, a major supplier
                                  of electrical components to the automotive industry.
                                  Mr. Oster is also a Certified Public Accountant,
                                  having previously worked for PriceWaterhouse and Ernst
                                  and Whinney.
--------------------------------------------------------------------------------------------------------
James J. Paulsen          59      Retired Ford senior executive.  He served as President        1999
                                  of Ford's China Operations, initiating Ford's entry
                                  into the China market.  He was also Executive Director
                                  of the Corporate Quality Control Office reporting to
                                  the company President.  He had also been General
                                  Manufacturing Manager for several of Ford's major
                                  component plants.
--------------------------------------------------------------------------------------------------------

Other Directorships

     In addition to serving on Amerigon's Board of Directors, Dr. Bell, Mr. Oster, Mr. Marx and Mr. Clark serve as directors of other companies. Dr. Bell is a director of AEVT. Mr. Oster is a director of Pullman Industries, Inc., which is controlled by TMW Enterprises. Mr. Marx is a director of Tesma International, Inc., Parametric Technology Corporation, and SMTEK International, Inc. He also is a director of Pullman Industries, Inc., TMW Enterprises, EcoAir, Inc., and Vehicular Technologies, Inc. Mr. Clark is a director of All Post, Inc., Doskocil Manufacturing Company, Inc., Verteq, Inc., Tecstar, Inc., and SoffCot, Inc.

         APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF DETERMINATION
                        OF THE SERIES A PREFERRED STOCK
                            (Item 2 on Proxy Card)

     The Certificate of Determination designates 9,000 shares of Series A Preferred Stock and grants to them various powers, privileges and rights, as well as certain qualifications, limitations and restrictions. The Certificate of Determination gives the Preferred Shareholders a liquidation preference in the event of any liquidation, dissolution or winding up of Amerigon, either voluntary or involuntary, and the Preferred Shareholders shall be entitled to receive, before any distribution of assets to the Common Shareholders, an amount per share equal to the sum of (i) $1,000 for each outstanding share of Series A Preferred Stock, (ii) an amount equal to 7% of the original issue price annually, but only until the fourth anniversary of the issuance of the Series A Preferred Stock, and (iii) an amount equal to any declared but unpaid dividends on such share.

     For purposes of the liquidation preference, subsection 2(c) of the Certificate of Determination deems certain events to be a liquidation, dissolution or winding up of Amerigon. These events include (1) the acquisition of Amerigon by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but, excluding any merger effected exclusively for the purpose of changing the domicile of Amerigon) or (2) the sale of all or substantially all of the assets of Amerigon (unless immediately afterwards, prior Amerigon shareholders hold at least 50% of the voting power of the surviving or acquiring entity).

     Subsection 2(c) also requires Amerigon to give the Preferred Shareholders 20 days' written notice describing the material terms and conditions of such impending transaction prior to (A) the date of the shareholders' meeting called to approve such transaction, (B) the effective date of a written consent of the shareholders to approve the transaction, or (C) the closing of such transaction, whichever is earlier, and requires Amerigon to notify such holders in writing of the final approval of such transaction.

     Subsection 2(c) has been deemed to be a condition of redemption that is not solely within the control of Amerigon. Thus, Amerigon is required for financial reporting purposes to classify the Series A Preferred Stock as mandatorily redeemable securities or mezzanine equity. Since neither Amerigon nor the Preferred Shareholders understood or intended the Series A Preferred Stock to be mezzanine equity, the Board has proposed to eliminate subsection 2(c) from the Certificate of Determination and, in March 2000, the Preferred Shareholders agreed to waive their rights under subsection 2(c) and to support an amendment to the Certificate of Determination eliminating subsection 2(c). Upon approval by the shareholders, a certificate of amendment to the Certificate of Determination will be filed with the California Secretary of State effecting the deletion of subsection 2(c) from the Certificate of Determination.

           APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION
                             (Item 3 on Proxy Card)

     Under our Articles of Incorporation, we are authorized to issue 20,000,000 shares of Class A Common Stock and 600,000 shares of Class B Common Stock. As of the Record Date, we had 1,914,089 shares of Class A Common Stock and no shares of Class B Common Stock outstanding. The Articles Amendment would eliminate the Class B Common Stock from our authorized capital structure and reduce the number of authorized shares from 25,600,000 to 25,000,000; the number of authorized shares of Class A Common Stock would remain 20,000,000. As a result of the Articles Amendment, the Class A Common Stock will be renamed "Common Stock" and the stock symbol of the common stock on the Nasdaq Stock Market will be changed from "ARGNA" to "ARGN."

     The Class A Common Stock and the Class B Common Stock are substantially the same on a share-for-share basis, except that holders of outstanding shares of Class B Common Stock are entitled to receive dividends and distributions upon liquidation at a per share rate equal to five percent of the per share rate received by holders of outstanding shares of Class A Common Stock. The Class B Common Stock is neither transferable nor convertible and is subject to cancellation under certain circumstances.

     The Class B Common Stock was all held at one time by Dr. Lon E. Bell, our current Chief Technology Officer and Vice Chairman of the Board, but has been redeemed by Amerigon in connection with a transaction related to the electric vehicle business approved by our shareholders at the 1999 Annual Meeting. No shares of Class B Common Stock remain outstanding and we have no plans to issue any such shares in the future. For such reasons, the Board has approved and unanimously recommended for the approval of the shareholders an amendment to our Articles of Incorporation which eliminates the Class B Common Stock.

     The text of the Articles Amendment is set forth below:

          "Article III, paragraphs (1) and (2) of the Corporation's Amended and Restated Articles of Incorporation are amended to read as follows:

          (1) The total number of shares which the Corporation is authorized to issue is 25,000,000, of which 20,000,000 shall be Common Stock, without par value, and 5,000,000 shall be Preferred Stock, without par value.

          (2)  [Intentionally Deleted]"

              APPROVAL OF AMENDMENT TO THE 1997 STOCK OPTION PLAN
                           (Item 4 on the Proxy Card)

     On June 23, 1999, the Board of Directors unanimously adopted a resolution to approve the Option Plan Amendment to the 1997 Stock Option Plan (as so amended, the "1997 Plan" unless the context otherwise dictates) to increase the capacity of the 1997 Plan from 150,000 shares to 1,300,000 shares of Class A Common Stock, subject to shareholder approval, in order to be able to provide equity incentives to employees. Because the capacity of the plan has been exhausted, the Board of Directors believes it is prudent to increase capacity to ensure sufficient shares will be available for grant to new and existing personnel.

     The Board of Directors approved stock options under the 1997 Plan for 643,500 shares of Class A Common Stock to various employees on June 23, 1999 vesting in equal installments over a four year period and expiring on June 22, 2009 at an exercise price of $3.06 per share, which was the fair value of the underlying shares as of the date of grant, conditioned on subsequent shareholder approval of the Option Plan Amendment. The amount approved by the Board exceeded by 598,200 shares the existing limit of 150,000 shares. Awards granted under the 1997 Plan and in excess of the existing limit prior to the Annual Meeting are subject to shareholder approval of the Option Plan Amendment.

     In the table below, the benefits or amounts to be received by or allocated to each of the following from such grants are:

                                            Conditional Awards Granted

                Name and Position                                   Number of Units
Richard A. Weisbart                                                     180,000
President and Chief Executive Officer

Lon E. Bell                                                              82,500
Vice Chairman of the Board and Chief Technology Officer

Daniel R. Coker                                                         125,000
Vice President of Sales and Marketing

James L. Mertes                                                          75,000
Vice President of Quality and Operations

Executive Group (1)                                                     462,500

Non-Executive Director Group (2)                                         22,500

Non-Executive Officer Employee Group (3)                                113,200

(1) Consists of all current Executive Officers as a group (4 persons).
(2) Consists of two non-executive directors, Messrs. Andersen and Paulsen.
(3) Consists of all current non-Executive Officer employees as a group
    (34 persons).

     Except for the options already granted, the benefits to be received in 2000 as a result of the Option Plan Amendment by officers, current directors who are not officers and all employees are not determinable, because all grants under the Plan are discretionary (with the exception of the 1,000 options automatically granted each year to Non-Employee Directors).

     The principal terms of the 1997 Plan are summarized below. The following summary is qualified in its entirety by reference to the full text of the 1997 Plan. The full text of the 1997 Plan is attached as Appendix A. Capitalized terms used herein not otherwise defined have the meanings given to them in the 1997 Plan, and the numbers reflect the 1-for-5 reverse stock split that became effective on January 26, 1999.

Summary Description of the 1997 Plan

     The 1997 Plan was approved at the 1997 Annual Meeting. The purpose of the 1997 Plan is to promote the success of the Company by providing an additional means through the grant of stock options to attract, retain, motivate and reward key employees (including officers, whether or not directors) of the Company and its related subsidiaries by providing incentives related to equity interests in and the financial performance of the Company. In addition, the 1997 Plan includes an automatic award feature to attract, motivate and retain experienced and knowledgeable outside directors through the grant of fixed nonqualified stock options to them.

     Administration. The 1997 Plan is administered by the Compensation Committee of the Board of Directors. The 1997 Plan provides that it may be administered by the Board of Directors or a committee consisting of two or more directors (or such greater number of directors as may be required under applicable law) who are (i) in respect of any decision at any time when a Participant affected by the decision may be subject to Section 162(m) of the Internal Revenue Code (the "Code") must be "outside" directors within the meaning of the Code; and (ii) in respect of any decision affecting a transaction at a time when the Participant involved in the transaction may be subject to
Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be "non-employee directors" within the meaning of Rule 16b-3(b)(3) under the Exchange Act. (Hereinafter, the Board or such committee is referred to as the "Committee".) The Committee has the authority to determine the specific terms and conditions of all options granted under the 1997 Plan, including, without limitation, the number of shares subject to each option, the price to be paid for the shares and any other vesting criteria. The Committee makes all other determinations necessary or advisable for the administration of the 1997 Plan. Notwithstanding the foregoing, the award of options to Non-Employee Directors on the first business day of each calendar year is automatic and, to the maximum extent possible, self-effectuating, and the discretion of the Committee does not extend to such options in any manner that would be impermissible under Rule 16b-3 of the Exchange Act.

     Eligibility. Any officer (whether or not a director) or key employee (an "Eligible Employee") of the Company or its subsidiaries, as determined in the sole discretion of the Committee, is eligible to be granted options under the 1997 Plan. The 1997 Plan also provides that each director who is not an officer or employee of the Company or one of its subsidiaries (a "Non-Employee Director") is automatically granted fixed Nonqualified Stock Options as described below (see "Non-Employee Director Options").

     Shares Available for Awards. The Option Plan will change the maximum aggregate number of shares of Common Stock that may be issued upon the exercise of options awarded under the 1997 Plan from 150,000 to 1,300,000, subject to adjustment as described below. As of the Record Date, 598,200 options have been granted by the Board in excess of the 150,000 originally authorized, pending shareholder approval.

     Subject to the provisions of the 1997 Plan, the Committee determines the number of shares subject to each option granted to an Eligible Employee and the terms and conditions of such options, including the price to be paid for the shares. Notwithstanding the foregoing, but subject to adjustments as described below, no more than 1,240,000 shares may be delivered upon the exercise of Incentive Stock Options granted under the 1997 Plan. The maximum number of shares of Common Stock which may be delivered pursuant to the exercise of options granted during any calendar year to any Eligible Employee may not exceed 250,000 shares. In addition, the maximum number of shares of Common Stock that may be delivered to Non-Employee Directors pursuant to the exercise of fixed awards may not exceed 60,000 shares.

     The number and kind of shares available under the 1997 Plan are subject to adjustment in the event of (i) certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and (ii) extraordinary dividends or distributions of property to the shareholders. Shares relating to options that are not exercised or that expire or are cancelled will again become available for regrant and award purposes under the 1997 Plan to the extent permitted by law. If an option is settled only in cash, it need not be counted against any of the limits described in the paragraph immediately above.

     All of the current officers and all of the current Non-Employee Directors of the Company are among those eligible to receive options, subject to the discretion of the Committee to determine the particular individuals who, from time to time, will be selected to receive options. The number of key employees of the Company, if any, who will be eligible to receive options has not been determined at this time. In addition, neither the individuals who are to receive options, nor the number of options that will be granted to any individual or group of individuals, has been determined at this time.

     Vesting and Option Periods. Except as may be provided in an applicable Option Agreement, no option made under the 1997 Plan may be exercisable or may vest until at least six months after the initial Option Date, and once exercisable, an option will remain exercisable until the expiration or earlier termination of the option. Each option made to an employee will expire on such date as is determined by the Committee, but not later than ten years after the Option Date.

     Transferability. The 1997 Plan provides, with limited exceptions, that rights or benefits under any option are not assignable or transferable except by will or the laws of descent and distribution, and that only the Participant (or, if the Participant has suffered a disability, his or her legal representative) may exercise the option during the Participant's lifetime.

Options Grants to Eligible Employees

     An option is the right to purchase shares of Common Stock at a future date at a specified price (the "Option Price"). The Option Price of any options granted to Eligible Employees under the 1997 Plan is determined by the Committee at the time of the grant; provided, that the Option Price for Incentive Stock Options granted under the plan may not be less than 100% (110% in the case of an incentive stock option granted to a Participant who owns or is deemed to own more than 10% of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the Common Stock on the date of grant.

     An option granted to an Eligible Employee may either be an incentive stock option, as defined in the Code, or a Nonqualified Stock Option. An incentive stock option may not be granted to a person who owns more than 10% of the total combined voting power of all classes of stock of the Company unless the Option Price is at least 110% of the Fair Market Value of shares of Common Stock subject to the option and such option by its terms is not exercisable after expiration of five years from the date such option is granted. To the extent that the aggregate fair market value (defined for this purpose as the fair market value of the stock subject to the options as of the date of grant of the options) of stock with respect to which Incentive Stock Options first become exercisable in any calendar year exceeds $100,000 (taking into account stock subject to Incentive Stock Options granted under the 1997 Plan or any other plan), such options will be treated as Nonqualified Stock Options.

     Full payment for shares purchased on the exercise of any option, except as provided below, must be made at the time of such exercise (i) in cash or by electronic funds transfer, (ii) by check payable to the order of the Company;
(iii) by notice and third party payment in such manner as may be authorized by the Committee; or (iv) by the delivery of shares of Common Stock already owned by the Participant, provided, however, that the Committee may in its discretion limit the Participant's ability to exercise an option by delivering such shares.

     Termination of Employment. The Committee establishes in respect of each option granted under the 1997 Plan to an Eligible Employee the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination or otherwise.

Options to Non-Employee Directors

     The 1997 Plan provides that each Non-Employee Director then in office will automatically be granted, on the first business day of each calendar year during the term of the 1997 Plan, commencing in 1998, a Nonqualified Stock Option to purchase 1,000 shares of Common Stock. The purchase price per share of Common Stock covered by each such option granted to a Non-Employee Director, payable in cash or shares of Common Stock, will be the Fair Market Value of the Common Stock on the Option Date. Any previously owned shares used in payment of the exercise price must have been owned by the Non-Employee Director at least six months prior to the date of exercise. The options become exercisable on the first anniversary of the Option Date and, unless earlier terminated, expire ten years after the Option Date.

     In the event that a Non-Employee Director's service as a member of the Board of Directors is terminated for any reason other than the death, Total Disability or retirement of such director, any portion of an Option granted to such individual which is not then exercisable will terminate, and any portion of such Option which is then exercisable will remain exercisable for two years after such service terminates or until the expiration of the stated term of such Option, whichever occurs first. If a Non-Employee Director's service as a member of the Board is terminated by reason of the death or Total Disability of such director, then all options granted to such director under the 1997 Plan (whether or not vested at such time) become immediately exercisable and may be exercised for a period of two years after the effective date of such director's termination of service on the Board or until the original expiration of the options, whichever first occurs. In the event that a Non-Employee Director retires on or after age 65 and after 10 years of service as a director, all options granted to such director will become immediately exercisable and may be exercised for five years after the date of retirement or until the expiration of the stated term of the option, whichever first occurs.

Other Provisions

     Adjustments; Acceleration. The 1997 Plan provides for certain adjustments to options granted under the Plan upon the occurrence of certain specified events. The number and kind of shares available under the 1997 Plan, as well as the number, kind and price of shares subject to outstanding options, are subject to adjustment in the event of a reorganization, merger, sale of assets, recapitalization, stock split, stock dividend, exchange offer or similar event. Adjustments to options granted to Non-Employee Directors may only be made to the extent that such adjustments (i) are consistent with applicable law, (ii) are, in the case of a Change in Control Event, effected pursuant to a plan of reorganization approved by shareholders, and (iii) are consistent with adjustments to options granted under the 1997 Plan held by persons other than executive officers or directors of the Company.

     The 1997 Plan also provides for full vesting and acceleration of options (subject to certain limitations applicable to persons subject to Section 16 of the Exchange Act) in the event of a Change in Control Event affecting the Company. The Committee, however, prior to the Change in Control Event, may determine that there will be no such acceleration of benefits. (A Change in Control Event is generally defined to include liquidation of the Company, the sale of substantially all of the Company's business or assets, an acquisition by one person (or group of persons) of at least 20% of the ownership of the Company, the replacement of the majority of the members of the incumbent Board of Directors (excluding replacement directors nominated by the incumbent Board of Directors), or mergers and similar transactions which result in a 50% change in ownership, subject to certain exceptions.)

     Tax Withholding. Upon exercise of any option, the Company has the right at its option to (i) require the Participant to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such option event or payment or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock, the Committee may in its sole discretion grant to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value to satisfy such withholding obligation.

     Termination of or Changes to the 1997 Plan. The authority to grant new options under the 1997 Plan terminates on April 24, 2007, unless the 1997 Plan is terminated prior to that time by the Board of Directors. Such termination typically will not affect rights of participants, which accrue prior to such termination. The Board of Directors may, without shareholder approval, terminate, suspend or amend the 1997 Plan at any time. However, the Board of Directors may not increase the maximum number of shares which may be delivered pursuant to options granted under the 1997 Plan, materially increase the benefits accruing to Participants under the 1997 Plan or materially change the requirements as to eligibility to participate in the 1997 Plan. Amendment of the 1997 Plan will not, without the written consent of a Participant, adversely affect such Participant's rights under an option previously granted.

     Amendments to Options. Subject to certain limitations, the Committee may waive conditions of or limitations on options to Eligible Employees without the consent of a Participant. In addition, the Committee may make other changes to the terms and conditions of options that do not affect in any manner materially adverse to the Participant, his or her rights and benefits under an option. However, the Committee may not, without prior shareholder approval (except in the case of an adjustment as provided under the plan), (i) authorize the amendment of outstanding options to reduce the exercise price, or (ii) cancel and replace outstanding options with similar options having an exercise or base price that is lower.

Federal Income Tax Consequences of Options Under the 1997 Plan

     The federal income tax consequences of the 1997 Plan under current federal law, which is subject to change, are summarized in the following discussion, which deals with the general tax principles applicable to the 1997 Plan. State and local tax consequences are beyond the scope of this summary.

     Nonqualified Stock Options. No taxable income will be realized by an option holder upon the grant of a Nonqualified Stock Option under the 1997 Plan. When the holder exercises the Nonqualified Stock Option, however, he or she will generally recognize ordinary income equal to the difference between the option price and the fair market value of the shares at the time of exercise. The Company is generally entitled to a corresponding deduction at the same time and in the same amounts as the income recognized by the option holder. Upon a subsequent disposition of the Common Stock, the option holder will realize short-term or long-term capital gain or loss, depending on how long the Common Stock is held. The Company will not be entitled to any further deduction at that time.

     Incentive Stock Options. An employee who is granted an Incentive Stock Option under the 1997 Plan does not recognize taxable income either on the date of its grant or on the date of its exercise, provided that, in general, the exercise occurs during employment or within three months after termination of employment. However, any appreciation in value of the Common Stock after the date of the grant will be includable in the participant's federal alternative minimum taxable income at the time of exercise in determining liability for the alternative minimum tax. If Common Stock acquired pursuant to an Incentive Stock Option is not sold or otherwise disposed of within two years from the date of grant of the option nor within one year after the date of exercise, any gain or loss resulting from disposition of the Common Stock will be treated as long-term capital gain or loss. If stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of such holding periods (a "Disqualifying Disposition"), the participant generally will recognize ordinary income at the time of such Disqualifying Disposition equal to the difference between the exercise price and the fair market value of the Common Stock on the date the Incentive Stock Option is exercised or, if less, the excess of the amount realized on the Disqualifying Disposition over the exercise price. Any remaining gain or net loss is treated as a short-term or long-term capital gain or loss, depending upon how long the Common Stock is held. Unlike the case in which a Nonqualified Stock Option is exercised, the Company is not entitled to a tax deduction upon either the grant or exercise of an Incentive Stock Option or upon disposition of the Common Stock acquired pursuant to such exercise, except to the extent that the employee recognizes ordinary income in a Disqualifying Disposition.

     Special Rules Governing Persons Subject to Section 16(b). Under the federal tax law, special rules may apply to participants in the 1997 Plan who are subject to the restrictions on resale of the Company's Common Stock under
Section 16(b) of the Exchange Act. These rules, which effectively take into account the Section 16(b) restrictions, apply in limited circumstances and may impact the timing or amount of income recognized by these persons with respect to options under the 1997 Plan.

     Accelerated Payments. If, as a result of certain changes in control of the Company, a participant's options become immediately exercisable, the additional economic value, if any, attributable to the acceleration may be deemed a "parachute payment." The additional value generally will be deemed a parachute payment if such value, when combined with the value of other payments that are deemed to result from the change in control, equals or exceeds a threshold amount equal to 300% of the participant's average annual taxable compensation over the five calendar years preceding the year in which the change in control occurs. In such case, the excess of the total parachute payments over such participant's average annual taxable compensation will be subject to a 20% non-deductible excise tax in addition to any income tax payable. The Company will not be entitled to a deduction for that portion of any parachute payment, which is subject to the excise tax.

     Section 162(m) Limits. Notwithstanding the foregoing discussion with respect to the deductibility of compensation under the 1997 Plan by the Company,
Section 162(m) of the Code would render non-deductible to the Company certain compensation to certain employees required to be named in the Summary Compensation Table (i.e., the Named Executive Officers) in excess of $1,000,000 in any year unless such excess compensation is "performance-based" (as defined in the Code) or is otherwise exempt from these new limits on deductibility. The applicable conditions of an exemption for performance-based compensation plans include, among others, a requirement that the shareholders approve the material terms of the plan. The Company believes that options granted (to the extent granted at a price not less than market price on the date of grant) are exempt from such limits as performance-based compensation. However, in light of uncertainties regarding its ultimate interpretation, no assurances can be given that all compensation intended to so qualify will in fact be deductible, if the nonqualifying amount should, together with other non-exempt compensation, paid to a Named Executive

Officer, exceed $1,000,000. As of the date of this Proxy Statement, no Named Executive Officer of the Company has ever received compensation in excess of $1,000,000 in any year.

     Specific Benefits. Except for the fixed annual option grants to Non-Employee Directors and the conditional awards granted described above, the number of options to be granted to Participants under the 1997 Plan in addition to is subject to the discretion of the Committee and is therefore not determinable. In addition, the gains, if any, to be realized by optionees upon exercise of any options granted under the 1997 Plan are dependent on the future performance of the Common Stock and on overall market conditions and cannot be determined or estimated at this time.

                       STATEMENT ON CORPORATE GOVERNANCE

Board Operations and Meetings

     The Board of Directors held five meetings during 1999, and all of the directors attended at least 75% of the Board meetings. In addition, all of the directors attended at least 75% of the committee meetings of which they were members.

Committee Structure

     Although the full Board of Directors considers all major decisions of Amerigon, the Board has established two standing committees to more fully address certain areas of importance to Amerigon. The Board has established the following two committees, each of which is comprised only of non-employee directors:

 . Audit Committee: The Audit Committee provides advice and assistance to the Board of Directors on accounting and financial reporting practices of Amerigon. It also reviews the scope of audit work and findings of the firm of independent public accountants who serve as auditors of Amerigon and monitors the work of Amerigon's internal auditors. The Audit Committee consists of Messrs. Anderson, Clark, and Paulsen. The Audit Committee held no meetings in 1999.

 . Compensation Committee: The Compensation Committee reviews and makes recommendations to the Board of Directors concerning the compensation arrangements of Amerigon's executive officers and administers the 1997 Plan to determine stock option awards to be made thereunder. The Compensation Committee consists of Messrs. Anderson, Clark, and Paulsen. The Compensation Committee held two meetings in 1999.

                            DIRECTORS' COMPENSATION

     No retainer, consulting, or other fees (other than reimbursement for expenses incurred in attending Board of Directors and committee meetings) are paid to directors as consideration for their service to Amerigon in their capacity as directors, except for the options described below.

     Pursuant to the 1997 Stock Option Plan, each non-employee director is automatically granted options to purchase 1,000 shares of Class A Common Stock on the first business day of each calendar year. The exercise price of these options is the fair market value of shares of the Class A Common Stock on the date of the grant and the option has a term of ten years (subject to reduction under certain circumstances).

     In addition, on June 23, 1999, two non-employee directors, Roy A. Anderson and James Paulsen, who were not affiliated with either Big Beaver or Westar Capital, were awarded additional grants of stock options by the Board of Directors (with Messrs. Anderson and Paulsen abstaining from such decision), because the Board believed that these individuals should receive equity compensation in addition to that which would be awarded under the 1997 Stock Option Plan to non-employee directors. The Board noted that Mr. Anderson already had certain options because of his previous service and that Mr. Paulsen had no stock ownership and, thus, awarded grants of 7,500 shares and 15,000 shares of Class A Common Stock, respectively. Each grant has a term of 10 years, vesting over four years and with an exercise price equal to the fair market value on the date of grant.

                               PERFORMANCE GRAPH

     The graph below compares the performance of the Class A Common Stock to that of the Nasdaq Stock Market -- US Companies Index and the Nasdaq Non-Financial Index for the period commencing December 31, 1993 and ending December 31, 1999. The indexes assume that the value of the investment in Amerigon's common stock and in each index was $100 on December 31, 1993. The total shareholder returns depicted in the graph are not necessarily indicative of future performance.

                       [PERFORMANCE GRAPH APPEARS HERE]

                                            Fiscal Year Ending


===================================================================================================
Company/Index/Market         1993       1994      1995       1996        1997       1998       1999
----------------------------------------------------------------------------------------------------
Amerigon Incorporated      100.00     120.00     107.50      58.75      25.00       3.44       6.00
---------------------------------------------------------------------------------------------------
NASDAQ Non-                100.00      50.75      72.34     103.11     124.39     230.49     465.48
Financial Index (NDX)
---------------------------------------------------------------------------------------------------
NASDAQ Market              100.00      97.56     137.12     168.91     206.73     289.91     538.87
Index - U.S.
Companies (IXQ)
===================================================================================================

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth certain information regarding the beneficial ownership of the Class A Common Stock and Series A Preferred Stock as of the Record Date by (1) each person who is known by Amerigon to own beneficially more than 5% of the outstanding shares of Class A Common Stock; (2) each director and/or nominee for director; (3) each of Amerigon's executive officers identified in the compensation table under "Executive Compensation" (the "Named Executive Officers"); and (4) all executive officers and directors of Amerigon as a group.

====================================================================================================================
                                        Class A Common:                        Series A Preferred:
                                      Amount Beneficially                      Amount Beneficially
        Name and Address of           Owned and Nature of      Percent of      Owned and Nature of      Percent of
        Beneficial Owner (1)          Beneficial Ownership        Class        Beneficial Ownership        Class
--------------------------------------------------------------------------------------------------------------------
Oscar B. Marx, III (2)                     3,321,388              63.7%                  0                     *
--------------------------------------------------------------------------------------------------------------------
Paul Oster (2)                             3,303,388              63.3%                  0                     *
--------------------------------------------------------------------------------------------------------------------
Big Beaver (3)                             3,301,388              63.3%              4,500 (11)              50% (12)
--------------------------------------------------------------------------------------------------------------------
Westar Capital (3)                         3,301,388              63.3%              4,500 (11)              50% (12)
--------------------------------------------------------------------------------------------------------------------
Lon E. Bell, Ph.D. (4)                       233,064              11.9%                  0                     *
--------------------------------------------------------------------------------------------------------------------
Richard A. Weisbart (5)                       82,700               4.1%                  0                     *
--------------------------------------------------------------------------------------------------------------------
Daniel R. Coker (6)                           37,880               1.9%                  0                     *
--------------------------------------------------------------------------------------------------------------------
James L. Mertes (7)                           24,554               1.3%                  0                     *
--------------------------------------------------------------------------------------------------------------------
John W. Clark (8)                             14,500                 *                   0                     *
--------------------------------------------------------------------------------------------------------------------
Roy A. Anderson (9)                            8,833                 *                   0                     *
--------------------------------------------------------------------------------------------------------------------
James J. Paulsen (10)                          4,000                 *                   0                     *
--------------------------------------------------------------------------------------------------------------------
All executive officers and directors
 as a group (9 persons) (13)               3,728,919              68.8%                  0                     *
====================================================================================================================

* Holdings represent less than 1% of all shares outstanding.

NOTES TO STOCK OWNERSHIP TABLE:

(1) For all shareholders listed, the address is c/o Amerigon Incorporated, 5462 Irwindale Avenue, Irwindale, California 91706.

(2) Includes 4,500 shares of Series A Preferred Stock owned by Big Beaver, convertible on the Record Date into 2,686,567 shares of Class A Common Stock, and five contingent warrants for an aggregate of 614,821 shares of Class A Common Stock, exerciseable upon the exercise of certain warrants granted to other persons. Messrs. Marx and Oster are partners in W III H Partners, L.P., the majority owner of Big Beaver.

(3) Includes for each of Big Beaver and Westar Capital 4,500 shares of Series A Preferred Stock convertible on the Record Date into 2,686,567 shares of Class A Common Stock., and five contingent warrants for an aggregate of 614,821 shares of Class A Common Stock, exerciseable upon the exercise of certain warrants granted to other persons.

(4) Includes an aggregate of 15,000 escrowed shares, for which Dr. Bell has transferred to three trusts created for the benefit of his children. Dr. Bell and his wife are co-trustees of these trusts and share voting power and investment power with respect to these shares. Also includes 38,000 shares issuable within 60 days of the Record Date upon exercise of options granted under the 1993 and/or 1997 Stock Option Plans.

(5) Includes 82,000 shares issuable within 60 days of the Record Date upon exercise of options granted under the 1993 and/or 1997 Stock Option Plans.

(6) Includes 35,880 shares issuable within 60 days of the Record Date upon exercise of options granted under the 1993 and/or 1997 Stock Option Plans.

(7) Includes 24,554 shares issuable within 60 days of the Record Date upon exercise of options granted under the 1993 and/or 1997 Stock Option Plans

(8) Includes 12,000 shares issuable within 60 days of the Record Date upon exercise of options granted under the 1993 and/or 1997 Stock Option Plans.

(9) Includes 8,833 shares issuable within 60 days of the Record Date upon exercise of options granted under the 1993 and/or 1997 Stock Option Plans.

(10) Includes 4,000 shares issuable within 60 days of the Record Date upon exercise of options granted under the 1993 and/or 1997 Stock Option Plans.

(11) On the Record Date, the 4,500 shares of Series A Preferred Stock for each of Big Beaver and Westar Capital was convertible into 2,686,567 shares of Class A Common Stock for a total of 5,373,134 common shares.

(12) On the Record Date, the 9,000 outstanding shares of Series A Preferred Stock represented approximately 73.7% of Amerigon's common equity.

(13) Includes 4,500 shares of Series A Preferred Stock convertible on the Record Date into 2,686,567 shares of Class A Common Stock, five contingent warrants for an aggregate of 614,821 shares of Class A Common Stock exerciseable upon the exercise of certain other warrants granted to other persons, and an aggregate of 205,267 shares issuable within 60 days of the Record Date upon exercise of options granted under the 1993 and/or 1997 Stock Option Plans.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The directors comprising the Compensation Committee are Messrs. Anderson, Clark, and Paulsen. The Committee determines the compensation of the directors and executive officers of Amerigon, including the compensation in the form of stock options under Amerigon's 1997 Stock Option Plan.

     Amerigon's executive compensation programs are designed to provide competitive levels of compensation in order to attract, retain and motivate highly qualified employees; tie individual total compensation to individual and Amerigon performance; and align the interests of directors and executive officers with those of Amerigon's shareholders. Amerigon's executive compensation consists of three components: base salary, bonus and stock options.

     Base Salaries. In determining salaries for executive officers, the Committee reviews base salary ranges for competitive positions in the market. The Committee generally attempts to set base salary at or near the midpoint of prevailing salaries for comparable positions at comparable companies. In determining annual increases in base salary, the Committee considers (in addition to competitive factors) the recommendations of Amerigon's Chief Executive Officer and, in some instances, other members of senior management, although no officer makes recommendations or participates in decisions with respect to his or her own compensation. Management's recommendations and the Committee's determinations are based on a subjective assessment of the relative contributions made by the executive officer to the success of Amerigon in achieving its strategic objectives. Such contributions are measured on the basis of various subjective and objective criteria, which are appropriate for the officer's position and responsibilities within Amerigon. Examples of such criteria include leadership, division or department performance relative to Amerigon's budget and strategic plan for the year, achievement of certain project milestones, and improvements in customer satisfaction.

     Bonuses. The Committee may, in its discretion, award cash bonuses to executive officers as an additional performance incentive and to recognize extraordinary contributions to Amerigon's performance relative to its strategic plan. Such bonuses are subjectively determined by the Committee using substantially the same processes and factors as are described above for determining salary increases, but without regard to competitive factors. The Committee also favors performance-based bonuses relating to achievement of milestone objectives.

     CCS(TM) Incentive Bonus Plan. At its June 16, 1998 meeting, the Board of Directors adopted a "Project CCS Incentive Bonus Plan" to provide incentives for all employees to contribute to the success of the CCS project. All full-time employees of Amerigon on or after January 1, 1998 were eligible participants in the Plan. Bonuses under the Plan were awarded and calculated based on whether certain sales and production goals for Climate Control Seats(TM) were achieved, with five different "tiers" of job classifications being eligible for bonuses of varying percentages of annual salary. These percentages increase proportionally with the degree of involvement in the development of CCS products of the employees in that classification. The largest bonus payable under the Plan would be awarded to "Tier I" employees (i.e., the Chief Executive Officer and the Chief Operating Officer) when all three goals of the program were met, and would be equal to one year's salary. The various production goals were met in 1999 and 2000, and the CCS Incentive Bonus Plan has been completed as of March 31, 2000.

     Stock Options. Options to purchase Amerigon's common stock may be granted to executive officers under the 1997 Stock Option Plan in the discretion of the Compensation Committee. The Committee believes that such option grants link the interests of management and shareholders by incentifying management to build shareholder value.

     Stock options are typically granted to an executive officer as an inducement to commence employment with Amerigon. Thereafter, additional grants of stock options may be made to such executive officer in the discretion of the Compensation Committee to reward the performance of such officer or for other reasons. In determining option grants, the Compensation Committee considers a number of factors (including the officer's performance, his or her position within Amerigon, and the number of shares or options currently held by the officer), although the Compensation Committee does not attach greater weight to any one factor over the others.

     Other Perquisites and Compensation. Mr. Weisbart is the beneficiary of a Supplemental Executive Retirement Plan (SERP). Under the terms of the SERP, the Company agrees that it will establish, in its sole discretion, an investment account into which it may make annual cash contributions that it will invest in its discretion after consultation with Mr. Weisbart. The Company, in its good faith discretion, will pay to Mr. Weisbart upon his retirement at age 65 and for a 10-year period thereafter, annual retirement payments out of the investment account to the extent the Company determines in good faith that the value of his stock options is less than $1,000,000. The SERP is an unsecured obligation of the Company, and is an unfunded plan within the meaning of the Employee Retirement Income Security Act of 1974 (ERISA).

     The Company entered this agreement with Mr. Weisbart because since his employment by the Company on May 5, 1997, he has acquired experience and knowledge of considerable value to the Company. It is in the Company's best interest to offer the SERP, thereby compensating him beyond his regular salary, as an inducement to Mr. Weisbart to remain in its employ.

     Internal Revenue Code Section 162(m). Given the current compensation levels of Amerigon's executive officers and Amerigon's reported losses for federal income tax purposes, the Committee does not presently anticipate that the limitation contained in Section 162(m) of the Internal Revenue Code will affect the deductibility of compensation paid by Amerigon to its executive officers.

                              Roy A. Anderson

                              John W. Clark

                              James J. Paulsen

  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 1999, Roy A. Anderson, John W. Clark and James J. Paulsen comprised the Compensation Committee. No member of the Compensation Committee is a former or current officer or employee of Amerigon. See "Certain Transactions" for a discussion of certain transactions between Amerigon and an affiliate of Mr. Clark. See also "Directors' Compensation" for a discussion of certain stock option awards made to Messrs. Anderson and Clark by the Board of Directors in June 1999.

                             EXECUTIVE COMPENSATION

Executive Officers

The positions and biographical descriptions of Dr. Bell and Mr. Weisbart are included under "Nominees for the Board of Directors."

Mr. Coker, 46, is Vice President of Sales and Marketing, a position he has held since joining Amerigon in March 1996. Previously, he worked with Arvin, Inc., a tire pressure sensor manufacturer, from 1986 through 1995 as Vice President and General Manager of North American Operations. Mr. Coker received his bachelor's degree from Tennessee Technological University in 1974.

Mr. Mertes, 46, has served as Vice President of Quality and Operations since 1994. He joined Amerigon in December 1993 as Vice President of Quality. Immediately prior to joining Amerigon, Mr. Mertes was Director of Quality at TRW Sensor Operations, a unit of TRW Inc., for two years.

Executive Compensation Table

The following table sets forth information on the compensation of Amerigon's Chief Executive Officer and its three most highly compensated executive officers earning at least $100,000 in 1999 (the "Named Executive Officers") for each of the three most recent fiscal years:


===========================================================================================================
                                                                                             Long-Term
                                                                                           Compensation
                                                         Annual Compensation                  Awards
-----------------------------------------------------------------------------------------------------------
                                                                                             Securities
                                                                                        Underlying Options
          Name/Position                 Year           Salary          Bonus                 (#) (5)
-----------------------------------------------------------------------------------------------------------
Richard A. Weisbart                     1999          $194,251        $26,030 (2)            180,000
President and Chief                     1998          $190,337        $77,700 (3)             16,000
 Executive Officer                      1997          $120,692 (1)    $45,000 (4)             30,000
-----------------------------------------------------------------------------------------------------------
Lon E. Bell, Ph.D                       1999          $144,490        $18,964 (2)             82,500
Vice Chairman of the Board and          1998          $144,070        $56,609 (3)              8,000
 Chief Technology Officer               1997          $134,784        $     0                      0
-----------------------------------------------------------------------------------------------------------
Daniel R. Coker                         1999          $160,552        $13,668 (2)            125,000
Vice President of Sales and             1998          $150,722        $42,669                 14,000
 Marketing                              1997          $138,170        $36,667                    900
-----------------------------------------------------------------------------------------------------------
James L. Mertes                         1999          $115,745        $ 9,649 (2)             75,000
Vice President of Quality and           1998          $104,942        $41,401                  8,000
 Operations                             1997          $105,234        $20,500                  2,221
===========================================================================================================

(1) Represents 8 months salary paid in 1997.

(2) Bonus was awarded in 1999 and has not yet been paid.

(3) Bonus was awarded in 1998, but was paid in 1999.

(4) Bonus was awarded in 1997, but was paid in 1998.

(5) The number of stock options reflects the 1-for-5 reverse stock split that became effective on January 26, 1999.

                               OPTION GRANT TABLE

The following table presents additional information concerning the stock options shown in the Summary Compensation Table and granted to the named executive officers for fiscal year 1999:


=========================================================================================================================
                                                                                             Potential Realizable Value
                                                                                              at Assumed Annual Rates
                                                                                                  of Stock Price
                                                                                              Appreciation for Option
                                                                                                       Term
-------------------------------------------------------------------------------------------------------------------------
                            Number of        Percent of
                           Securities      Total Options
                           Underlying        Granted to      Exercise
                             Option         Employees in     or Base        Expiration
Name/Position               Granted         Fiscal Year       Price            Date            5%               10%
-------------------------------------------------------------------------------------------------------------------------
Richard A. Weisbart         180,000            23.72          $3.06         6/22/2009      $346,275.27       $877,460.35
President and Chief
 Executive Officer
-------------------------------------------------------------------------------------------------------------------------
Lon E. Bell, Ph.D            82,500            10.87          $3.06         6/22/2009      $158,709.48       $402,169.33
Vice Chairman of the
 Board and Chief
 Technology Officer
-------------------------------------------------------------------------------------------------------------------------
Daniel R. Coker             125,000            16.47          $3.06         6/22/2009      $240,468.92       $609,347.46
Vice President of
 Marketing and Sales
-------------------------------------------------------------------------------------------------------------------------
James L.  Mertes             75,000             9.88          $3.06         6/22/2009      $144,281.35        365,608.48
Vice President of
 Quality and Operations
=========================================================================================================================

Note: The number of stock options reflects the 1-for-5 reverse stock split that became effective on January 26, 1999.

                AGGREGATED OPTION EXERCISES AND YEAR-END VALUES

None of the Named Executive Officers exercised any options during 1999, or held "in the money" options as of December 31, 1999, which were granted to them by Amerigon. The following table sets forth information concerning the number of unexercised stock options held by the named executive officers on December 31, 1999.


=========================================================================================================
                                                 Number of Securities Underlying Unexercised Options at
                                                                   December 31, 1999
---------------------------------------------------------------------------------------------------------
Name                                                    Exercisable                  Unexercisable
----                                                    -----------                  -------------
---------------------------------------------------------------------------------------------------------
Lon E. Bell, Ph.D                                           7,500                        83,000
---------------------------------------------------------------------------------------------------------
Richard A. Weisbart                                        55,998                       170,002
---------------------------------------------------------------------------------------------------------
Daniel R. Coker                                            27,213                       112,687
---------------------------------------------------------------------------------------------------------
James L.  Mertes                                           17,887                        67,334
=========================================================================================================

Note: The number of stock options reflects the 1-for-5 reverse stock split that became effective on January 26, 1999.

                              CERTAIN TRANSACTIONS

Loan by Big Star

     In March 2000, we obtained a loan from Big Star LLC (a limited liability company owned by Westar Capital and Big Beaver, our two largest shareholders) for an initial advance of $1.5 million and, at our request and subject to Big Star's sole discretion, additional advances of up to an additional $2.5 million. The principal and accrued interest of the initial loan is convertible at any time into Class A Common Stock at a conversion price equal to $18.8375 per share. Additional advances will also be convertible based on the average price of the Class A Common Stock during the ten days preceding such additional advances. The conversion price of all advances will be adjusted in the event we raise in excess of $5 million through the sale of equity securities at an issuance price that is less than the then stated conversion price. The adjusted conversion in such event will be the price at which such equity securities are sold. The loans are due on August 31, 2000 and are secured by substantially all of our assets. Warrants to purchase Class A Common Stock were also issued in connection with the loan for an amount equal to 10% of the principal amount of the advances made divided by the conversion price (approximately 8,000 shares). The exercise price for the warrants and adjustments to their exercise price is the same as for the loans.

Placement of Preferred Stock

     On June 8, 1999, we completed a private placement of 4,500 shares of Preferred Stock to Westar Capital and 4,500 shares to Big Beaver pursuant to a Securities Purchase Agreement dated March 29, 1999. The Preferred Shareholders, which are both private investment companies, paid consideration in an aggregate amount of $9,001,000 for the Preferred Stock as well as contingent warrants which are exercisable to the extent that warrants held by entities other than the Preferred Shareholders are exercised.

     The Preferred Stock has voting rights equal to the number of shares of Class A Common Stock that the Preferred Stock is convertible. The Preferred Stock can convert into a number of shares of the Class A Common Stock, no par value, equal to the Preferred Stock's liquidation preference divided by the conversion price. Each share of Preferred Stock has a liquidation preference equal to $1,000 plus accrued but unpaid dividends and an initial conversion price of $1.675, subject to anti-dilution adjustment.

     Pursuant to the terms of the Preferred Stock, the size of the Board of Directors was fixed at seven and the holders of the Preferred Stock have the right to elect five of the seven directors. The Preferred Shareholders have agreed to vote for two nominees selected by Westar, two nominees selected by Big Beaver and one nominee mutually agreeable to the Preferred Shareholders who is an auto industry expert. As of the Record Date, the Preferred Stock purchased by the Preferred Shareholders represented approximately 74% of our common equity (on an as-converted basis, excluding options and warrants).

     Mr. Clark, a director of the Company, is a managing member of Westar Capital Associates II LLC, an affiliate of Westar Capital. Mr. Marx, Chairman of the Board of the Company, is Chief Executive Officer of Big Beaver and Mr. Oster, a director of the Company, is

Chief Financial Officer of Big Beaver. Both of these companies are partners in the credit facility. Further, Mr. Marx and Mr. Oster are partners in W III H Partners, L.P., the majority owner of Big Beaver. This transaction, combined with Mr. Clark's, Mr. Marx's and Mr. Oster's membership on the Board of Directors, could give rise to conflicts of interest.

Sale of Electric Vehicle Assets

     When the Board of Directors decided in 1998 to suspend funding the electric vehicle program (effective August 1998), Dr. Bell, at that time Chairman of the Board, believed that there were still commercial opportunities worth pursuing and agreed to fund the program personally in return for a 15% interest in the subsidiary in which the electric vehicle assets were to be placed (the "AEVT"). In connection with the Company's June 1999 financing, in a transaction that was approved by the Company's shareholders in May 1999, Dr. Bell sold all of his Class B Common Stock of Amerigon in exchange for the remaining 85% interest in AEVT.

AEVT's License of Amerigon's CCS

     In April of 1999, Amerigon granted a royalty-free license to AEVT Incorporated ("AEVT") to use CCS technology in connection with the use, manufacture, advertisement, marketing, and sale of electric vehicles in India, Sri Lanka, Bangladesh, Pakistan, Nepal, Myanmar, Seychelles, and Maldives (the "Territory"). Dr. Bell is director and the controlling shareholder of AEVT, a company developing electric vehicles that at one time was a subsidiary of Amerigon. The license was entered to enable AEVT to perform its obligations under the December 16, 1998 letter agreement between AEVT and Sudarshan K. Maini, Maini Materials Movement and Maini Precision Products, Pvt. Ltd.

     The license provides that AEVT may purchase CCS modules from Amerigon at the same price that Amerigon charges its principal customers, and that AEVT may purchase CCS parts from Amerigon at 110% of their production cost. AEVT agreed to pay Amerigon for any royalties or other fees that Amerigon is required to pay to those it has licensed patents or other intellectual property from as a result of the license. Amerigon also agreed to provide reasonable technical assistance to AEVT, including allowing an AEVT representative to study its production and design facilities for a period of six weeks. The license also allows AEVT to export complete electric vehicles containing CCS technology to customers outside of the Territory.

                            INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP served as Amerigon's independent accountants for the fiscal year ended December 31, 1999, and is expected to continue to serve in such capacity for the current year. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they so choose. They will also be available to respond to appropriate questions at such time.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on a review of the relevant forms and written representations furnished to Amerigon, there were three reports required by Section 16(a) of the Exchange Act that were not timely filed during the fiscal year ended December 31, 1999. Each of Messrs. Anderson, Paulsen and Bell reported transactions on a Form 4, Statement of Changes of Beneficial Ownership, which was not timely filed.

                                 OTHER MATTERS

     If any matters not referred to in this proxy statement should properly come before the meeting, your "proxy" will vote your shares represented by the proxy in accordance with his judgment. We are not aware of any such matters which may be presented for action at the meeting. Your proxy may also vote your shares on matters regarding the conduct of the meeting.

     Enclosed with this proxy statement is our Annual Report for the fiscal year ended December 31, 1999. The Annual Report is enclosed for the convenience of shareholders only and should not be viewed as part of the proxy solicitation material. If any person who was a beneficial owner of Class A Common Stock or Series A Preferred Stock on the Record Date for the Annual Meeting desires additional copies of the Annual Report, the same will be furnished without charge upon receipt of a written request. The request should identify the person making the request as a shareholder of Amerigon as of the Record Date and should be directed to Richard A. Weisbart, President, Amerigon Incorporated, 5462 Irwindale Avenue, Irwindale, California 91706.

By Order of the Board of Directors,

/s/ Richard A. Weisbart

President and Chief Executive Officer

                                                                      Appendix A



                             AMERIGON INCORPORATED

                           1997 STOCK INCENTIVE PLAN

                          AS AMENDED ON JUNE 23, 1999

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.   THE PLAN..............................................................  A-1

1.1  Purpose...............................................................  A-1

1.2  Administration and Authorization; Power and Procedure.................  A-1

1.3  Participation.........................................................  A-3

1.4  Shares Available for Options; Share Limits............................  A-3

1.5  Grant of Option.......................................................  A-4

1.6  Option Period.........................................................  A-4

1.7  Limitations on Exercise and Vesting of Options........................  A-4

1.8  No Transferability....................................................  A-4

2.   EMPLOYEE OPTIONS......................................................  A-5

2.1  Grants................................................................  A-5

2.2  Option Price..........................................................  A-5

2.3  Limitations on Grant and Terms of Incentive Stock Options.............  A-6

2.4  Limits on 10% Holders.................................................  A-6

2.5  Cancellation and Regrant/Waiver of Restrictions.......................  A-7

3.   NON-EMPLOYEE DIRECTOR OPTIONS.........................................  A-7

3.1  Participation.........................................................  A-7

3.2  Annual Option Grants..................................................  A-7

3.3  Option Price..........................................................  A-7

3.4  Option Period and Exercisability......................................  A-8

3.5  Termination of Directorship...........................................  A-8

3.6  Adjustments...........................................................  A-8

3.7  Acceleration Upon a Change in Control Event...........................  A-8

3.8  Limitation on Amendments..............................................  A-9

4.   OTHER PROVISIONS......................................................  A-9

4.1  Rights of Eligible Employees, Participants and Beneficiaries.........   A-9

4.2  Adjustments; Acceleration............................................   A-9

4.3  Effect of Termination of Employment..................................  A-11

4.4  Compliance with Laws.................................................  A-11

4.5  Tax Withholding......................................................  A-11

4.6  Plan Amendment, Termination and Suspension...........................  A-12

4.7  Privileges of Stock Ownership........................................  A-13

4.8  Effective Date of the Plan...........................................  A-13

4.9  Term of the Plan.....................................................  A-13

4.10 Governing Law/Construction/Severability..............................  A-13

4.11 Captions.............................................................  A-14

4.12 Effect of Change of Subsidiary Status................................  A-14

4.13 Non-Exclusivity of Plan..............................................  A-14

5.   DEFINITIONS..........................................................  A-14

5.1  Definitions..........................................................  A-14

                             AMERIGON INCORPORATED
                           1997 STOCK INCENTIVE PLAN
                          AS AMENDED ON JUNE 23, 1999

1.   THE PLAN.

     1.1  Purpose.
          -------

          The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Options to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company and to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under Article 3. "Corporation" means Amerigon Incorporated and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article 5.

     1.2  Administration and Authorization; Power and Procedure.
          -----------------------------------------------------

          (a) Committee.  This Plan shall be administered by and all Options to
              ---------
          Eligible Employees shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

          (b) Plan Awards; Interpretation; Powers of Committee.  Subject to the
              ------------------------------------------------
          express provisions of this Plan, the Committee shall have the authority:

               (i) to determine from among those persons eligible the particular Eligible Employees who will receive any Options;

               (ii) to grant Options to Eligible Employees, determine the price at which securities will be offered and the amount of securities to be offered to any of such persons, and determine the other specific terms and conditions of such Options consistent with the express limits of this Plan, and establish the installments (if any) in which such Options shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination of such Options;

               (iii) to approve the forms of Option Agreements (which need not be identical either as to type of award or among Participants);

               (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants who are granted Options under Article 2 of this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

               (v) to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Options held by Eligible Employees, subject to any required consent under Section 4.6;

               (vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Options within the maximum ten-year term of Options under Section 1.6; and

               (vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

     Notwithstanding the foregoing, the provisions of Article 3 relating to Non-Employee Director Options shall be automatic and, to the maximum extent possible, self-effectuating, and the discretion of the Committee shall not extend to such Options in any manner that would be impermissible under Rule 16b-3.

          (c) Binding Determinations.  Any action taken by, or inaction of, the
              ----------------------
          Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

          (d) Reliance on Experts.   In making any determination or in taking or
              -------------------
          not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

          (e) Delegation.  The Committee may delegate ministerial, non-
              ----------
          discretionary functions to individuals who are officers or employees of the Company.

     1.3  Participation.
          -------------

          Options may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees. An Eligible Employee who has been granted an Option may, if otherwise eligible, be granted additional Options if the Committee shall so determine. Non-Employee Directors shall only be eligible to receive Nonqualified Stock Options granted automatically without action of the Committee under the provisions of Article 3.

     1.4  Shares Available for Options; Share Limits.
          ------------------------------------------

          (a) Shares Available.  Subject to the provisions of Section 4.2, the
              ----------------
          capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

          (b) Share Limits.  The maximum number of shares of Common Stock that
              ------------
          may be delivered pursuant to all Options (including both Nonqualified Stock Options and Incentive Stock Options) granted under this Plan shall not exceed 1,300,000 shares (the "Share Limit"). The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under this Plan is 1,240,000 shares. The maximum number of shares of Common Stock that may be delivered to Non-Employee Directors under the provisions of Article 3 shall not exceed 60,000 shares. The maximum number of shares subject to those options that are granted during any calendar year to any Eligible Employee shall be limited to 250,000. Each of the four foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 4.2.

          (c) Share Reservation; Replenishment and Reissue of Unvested Options.
              ----------------------------------------------------------------
          No Option may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of shares issuable at any time pursuant to such Option, plus (ii) the number of shares that have previously been issued pursuant to Options granted under this Plan, other than reacquired shares available for reissue consistent with any applicable limitations, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Options that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Options which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, shall again, except to the extent prohibited by law, be available for subsequent Options under this Plan. Except as limited by law, if an Option is settled only in cash, such Option need not be counted against any of the limits under this
          Section 1.4.

     1.5  Grant of Option.
          ---------------

          Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Option and the price to be paid for the shares. Each Option shall be evidenced by an Option Agreement signed by the Corporation and, if required by the Committee, by the Participant.

     1.6  Option Period.
          -------------

          Each Option and all executory rights or obligations under the related Option Agreement shall expire on such date (if any) as shall be determined by the Committee, but not later than ten (10) years after the Option Date.

     1.7  Limitations on Exercise and Vesting of Options.
          ----------------------------------------------

          (a) Provisions for Exercise.  Unless the Committee otherwise expressly
              -----------------------
          provides, no Option shall be exercisable or shall vest until at least six months after the initial Option Date, and once exercisable an Option shall remain exercisable until the expiration or earlier termination of the Option.

          (b) Procedure.  Any exercisable Option shall be deemed to be exercised
              ---------
          when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2(a) or 3.3, as the case may be.

          (c) Fractional Shares/Minimum Issue.  Fractional share interests shall
              -------------------------------
          be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Employees that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Option at one time unless the number purchased is the total number at the time available for purchase under the Option.

     1.8  No Transferability.
          ------------------

          (a) Limit on Exercise and Transfer.  Unless otherwise expressly
              ------------------------------
          provided in (or pursuant to) this Section 1.8, by applicable law and by the Option Agreement, as the same may be amended, (i) all Options are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Options shall be exercised only by the Participant; and
          (iii) amounts payable or shares issuable pursuant to an Option shall be delivered only to (or for the account of) the Participant.

          (b) Exceptions.  The Committee may permit Options to be exercised by
              ----------
          and paid to certain persons or entities related to the Participant pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes or a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing, Incentive Stock Options shall be subject to any and all applicable transfer restrictions under the Code.

          (c) Further Exceptions to Limits On Transfer.  The exercise and
              ----------------------------------------
          transfer restrictions in Section 1.8(a) shall not apply to:

               (i)  transfers to the Corporation,

               (ii) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

               (iii)  transfers pursuant to a QDRO order,

               (iv) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

               (v) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

     Notwithstanding the foregoing, Incentive Stock Options shall be subject to all applicable transfer restrictions under the Code.

2.  EMPLOYEE OPTIONS.

     2.1  Grants.
          ------

          One or more Options may be granted under this Article to any Eligible Employee. Each Option granted may be either an Option intended to be an Incentive Stock Option, or not so intended, and such intent shall be indicated in the applicable Option Agreement.

     2.2  Option Price.
          ------------

          (a) Pricing Limits.  The purchase price per share of the Common Stock
              --------------
          covered by each Option shall be determined by the Committee at the time of the grant, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant who owns or is deemed to own under Section 424(d) of the Code more than 10% of the total combined voting power of all classes of stock of the Corporation) of the Fair Market Value of the Common Stock on the date of grant.

          (b) Payment Provisions.  The purchase price of any shares purchased on
              ------------------
          exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) by notice and third party payment in such manner as may be authorized by the Committee; or
          (iv) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the
                                            --------  -------
          Committee may in its absolute discretion limit the Participant's ability to exercise an Option by delivering such shares. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

     2.3  Limitations on Grant and Terms of Incentive Stock Options.
          ---------------------------------------------------------

          (a) $100,000 Limit.  To the extent that the aggregate "fair market
              --------------
          value" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options shall be treated as nonqualified stock options. For this purpose, the "fair market value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

          (b) Option Period.  Each Option and all rights thereunder shall expire
              -------------
          no later than ten years after the Option Date.

          (c) Other Code Limits.  There shall be imposed in any Option Agreement
              -----------------
          relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

     2.4  Limits on 10% Holders.
          ---------------------

          No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

     2.5  Cancellation and Regrant/Waiver of Restrictions.
          -----------------------------------------------

          Subject to Section 1.4 and Section 4.6 and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Employee any adjustment in the number of shares subject to, the restrictions upon or the term of, an Option granted under this Article by cancellation of an outstanding Option and a subsequent regranting of an Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means. Such amendment or other action may provide for a greater or lesser number of shares subject to the Option, or provide for a longer or shorter vesting or exercise period.

3.  NON-EMPLOYEE DIRECTOR OPTIONS.

     3.1  Participation.
          -------------

          Options under this Article 3 shall be made only to Non-Employee Directors and shall be evidenced by Option Agreements substantially in the form of Exhibit A hereto.

     3.2  Annual Option Grants.
          --------------------

          (a) Annual Options.  On the first business day of each calendar year
              --------------
          during the term of this Plan, commencing with the first business day occurring in 1998, there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option (the Option Date of which shall be such date) to each Non-Employee Director then in office to purchase 5,000 shares of Common Stock.

          (b) Maximum Number of Shares.  Annual grants that would otherwise
              ------------------------
          exceed the maximum number of shares under Section 1.4(a) shall be prorated within such limitation. A Non-Employee Director shall not receive more than one Nonqualified Stock Option under this Section 3.2 in any calendar year.

     3.3  Option Price.
          ------------

          The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 3.2 hereof shall be 100 percent of the Fair Market Value of the Common Stock on the Option Date. The exercise price of any Option granted under this Article shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in such shares and partly in cash, provided that any such
                -------------
shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise.

     3.4  Option Period and Exercisability.
          --------------------------------

          Each Option granted under this Article 3 and all rights or obligations thereunder shall expire ten years after the Option Date and shall be subject to earlier termination as provided below. Subject to section 3.5 below, each Option granted under Section 3.2 shall become exercisable on the first anniversary of the Option Date.

     3.5  Termination of Directorship.
          ---------------------------

          If a Non-Employee Director's services as a member of the Board of Directors terminate for any reason other than Total Disability, death or retirement, any portion of an Option granted pursuant to this Article which is not then exercisable shall terminate and any portion of such Option which is then exercisable may be exercised for two years after the date of such termination or until the expiration of the stated term, whichever first occurs. If a Non-Employee Director's services as a member of the Board of Directors terminate because of Total Disability or death, then all Options granted pursuant to this Article shall become immediately exercisable and may be exercised for two years after the effective date of the termination of service or until the expiration of the stated term, whichever first occurs. If a Non-Employee Director retires on or after age 65 and after ten years of service as a Director, all Options granted pursuant to this Article shall become immediately exercisable and may be exercised for five years after the date of retirement or until the expiration of the stated term, whichever first occurs.

     3.6  Adjustments.
          -----------

          Options granted under this Article 3 shall be subject to adjustment as provided in Section 4.2, but only to the extent that (a) such adjustment and the Committee's actions in respect thereof satisfy the requirements of all applicable law, (b) such adjustment in the case of a Change in Control Event is effected pursuant to the terms of a reorganization agreement approved by shareholders of the Corporation, and (c) such adjustment is consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation.

     3.7  Acceleration Upon a Change in Control Event.
          -------------------------------------------

          Upon the occurrence of a Change in Control Event, each Option granted under Section 3.2 hereof shall become immediately exercisable in full; provided, however, that none of the Options granted under Section 3.2 shall be accelerated to a date less than six months after the Award Date of such Option. To the extent that any Option granted under this Article 3 is not exercised prior to
(i) a dissolution of the Corporation or (ii) a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of Section 3.7 can be) made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

     3.8  Limitation on Amendments.
          ------------------------

          The provisions of this Article 3 shall not be amended more than once every six months (other than as may be necessary to conform to any applicable changes in the Code or the rules thereunder).

4.  OTHER PROVISIONS.

     4.1  Rights of Eligible Employees, Participants and Beneficiaries.
          ------------------------------------------------------------

          (a) Employment Status.  Status as an Eligible Employee shall not be
              -----------------
          construed as a commitment that any Option will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

          (b) No Employment Contract.  Nothing contained in this Plan (or in any
              ----------------------
          other documents related to this Plan or to any Option) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

          (c) Plan Not Funded.  Awards payable under this Plan shall be payable
              ---------------
          in shares or from the general assets of the Corporation, and (except as provided in Section 1.4(c)) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Option hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Option hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     4.2  Adjustments; Acceleration.
          -------------------------

          (a) Adjustments.  If there shall occur any extraordinary dividend or
              -----------
          other extraordinary distribution in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, repurchase, or exchange of Common Stock or other securities of the Corporation, or there shall occur any other like corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Corporation as an entirety, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable (i) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) which thereafter may be made the subject of Options (including the specific numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Options, (c) the exercise price of any or all outstanding Options, or (d) the securities, cash or other property deliverable upon exercise of any outstanding Options, or (ii) in the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Options or the cash, securities or property deliverable to the holder of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event; provided, however, in each case, that with respect to Incentive Stock
          --------  -------
          Options, no such adjustment shall be made which would cause this Plan to violate Section 424(a) of the Code or any successor provisions thereto without the written consent of holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to shareholders generally.

          (b) Acceleration of Options Upon Change in Control.  As to any
              ----------------------------------------------
          Participant who has been granted an Option pursuant to Article 2, unless prior to a Change in Control Event the Committee determines that, upon its occurrence, there shall be no acceleration of benefits under Options or determines that only certain or limited benefits under Options shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event each Option shall become immediately exercisable; provided, however, that in no event shall any Option be accelerated as to any Section 16 Person to a date less than six months after the Option Date of such Award. The Committee may override the limitations on acceleration in this Section 4.2(b) by express provision in the Option Agreement and may accord any Eligible Employee a right to refuse any acceleration, whether pursuant to the Option Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Options shall comply with applicable regulatory requirements, including without limitation Section 422 of the Code.

          (c) Possible Early Termination of Accelerated Awards.  If any Option
              ------------------------------------------------
          under this Plan (other than an Option granted under Article 3) has been fully accelerated as permitted by Section 4.2(b) but is not exercised prior to (i) a dissolution of the Corporation, or (ii) a reorganization event described in Section 4.2(a) that the Corporation does not survive, or (iii) the consummation of reorganization event described in Section 4.2(a) that results in a Change in Control Event approved by the Board, and no provision has been made for the survival, substitution, exchange or other settlement of such Option, such Option shall thereupon terminate.

     4.3  Effect of Termination of Employment.
          -----------------------------------

          The Committee shall establish in respect of each Option granted to an Eligible Employee the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination or otherwise.

     4.4  Compliance with Laws.
          --------------------

          This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

     4.5  Tax Withholding.
          ---------------

          (a) Cash or Shares.  Upon any exercise of any Option or upon the
              --------------
          disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Option event or payment or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion grant (either at the time of the Option or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

          (b) Tax Loans.  The Company may, in its discretion, authorize a loan
              ---------
          to an Eligible Employee in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in subsection (a) above. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Company, under applicable law may establish.

     4.6  Plan Amendment, Termination and Suspension.
          ------------------------------------------

          (a) Board Authorization.  The Board may, at any time, terminate or,
              -------------------
          from time to time, amend, modify or suspend this Plan, in whole or in part. No Options may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan.

          (b) Shareholder Approval.  Any amendment that would (i) materially
              --------------------
          increase the benefits accruing to Participants under this Plan, (ii) materially increase the aggregate number of securities that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, shall be subject to shareholder approval only to the extent then required by Section 422 of the Code or applicable law, or deemed necessary or advisable by the Board.

          (c) Amendments to Options.  Without limiting any other express
              ---------------------
          authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Options to Eligible Employees that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Options that do not affect in any manner materially adverse to the Participant, his or her rights and benefits under an Option. Notwithstanding anything else contained herein to the contrary, the Committee shall not, without prior shareholder approval
          (i) authorize the amendment of outstanding Options to reduce the exercise price, as applicable, except as contemplated by Section 4.2, or (ii) cancel and replace outstanding Options with similar Options having an exercise or base price which is lower, except as contemplated by Section 4.2.

          (d) Limitations on Amendments to Plan and Options.  No amendment,
              ---------------------------------------------
          suspension or termination of this Plan or change of or affecting any outstanding Option shall, without written consent of the

          Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 4.2 shall not be deemed to constitute changes or amendments for purposes of this Section 4.6.

     4.7  Privileges of Stock Ownership.
          -----------------------------

          Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

     4.8  Effective Date of the Plan.
          --------------------------

          This Plan shall be effective as of April 24, 1997, the date of Board approval, subject to shareholder approval within 12 months thereafter.

     4.9  Term of the Plan.
          ----------------

          No Option shall be granted more than ten years after the effective date of this Plan (the "Termination Date"). Unless otherwise expressly provided in this Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date, and all authority of the Committee with respect to Options hereunder shall continue during any suspension of this Plan and in respect of outstanding Options on such Termination Date.

     4.10  Governing Law/Construction/Severability.
           ---------------------------------------

          (a) Choice of Law.  This Plan, the Options, all documents evidencing
              -------------
          Options and all other related documents shall be governed by, and construed in accordance with the laws of the State of California.

          (b) Severability.  If any provision shall be held by a court of
              ------------
          competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

          (c)  Plan Construction.
               -----------------

               (1) Rule 16b-3.  It is the intent of the Corporation that
                   ----------
          transactions in and affecting Options in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of these transactions and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

               (2) Section 162(m).  It is the further intent of the Company that
                   --------------
          Options with an exercise price not less than Fair Market Value on the date of grant shall qualify as performance-based compensation under
          Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

     4.11  Captions.
           --------

          Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

     4.12  Effect of Change of Subsidiary Status.
           -------------------------------------

          For purposes of this Plan and any Option hereunder, if an entity ceases to be a Subsidiary a termination of employment shall be deemed to have occurred with respect to each employee of such Subsidiary who does not continue as an employee of another entity within the Company.

     4.13  Non-Exclusivity of Plan.
           -----------------------

          Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

5.   DEFINITIONS.

     5.1  Definitions.
          -----------

          (a) "Beneficiary" shall mean the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Option Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

          (b) "Board" shall mean the Board of Directors of the Corporation.

          (c) "Change in Control Event" shall mean any of the following:

               (i) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

               (ii) Approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not wholly owned by the Corporation, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned by shareholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization);

               (iii) Approval by the shareholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not wholly owned by the Corporation;

               (iv) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 20% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

               (v) A majority of the Board not being composed of Continuing Directors.

          (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (e) "Commission" shall mean the Securities and Exchange Commission.

          (f) "Committee" shall mean the Board or a committee appointed by the Board to administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, (i) in respect of any decision at a time when the Participant affected by the decision may be subject to Section 162(m) of the Code, shall be an "outside" director within the meaning of Section 162(m) of the Code, and (ii) in respect of any decision affecting a transaction at a time when the Participant involved in the transaction may be subject to Section 16 of the Exchange

          Act, shall be a "non-employee director" within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act.

          (g) "Common Stock" shall mean the Common Stock of the Corporation and such other securities or property as may become the subject of Options, or become subject to Options, pursuant to an adjustment made under Section 4.2 of this Plan.

          (h) "Company" shall mean, collectively, the Corporation and its Subsidiaries.

          (i) "Continuing Directors" shall mean persons who were members of the Board on June 17, 1997 or nominated for election or elected to the Board with the affirmative vote of at least three-fourths of the directors who were Continuing Directors at the time of such nomination or election.

          (j) "Corporation" shall mean Amerigon Incorporated, a California corporation and its successors.

          (k) "Disinterested" shall mean disinterested within the meaning of any applicable regulatory requirements, including Rule 16b-3.

          (l) "Eligible Employee" shall mean an officer (whether or not a director) or other key employee of the Company.

          (m) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          (n) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          (o) "Fair Market Value" shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

          (p) "Incentive Stock Option" shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of shareholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

          (r) "Nonqualified Stock Option" shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

          (s) "Non-Employee Director" shall mean a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

          (t) "Option" shall mean an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option. Options granted under Article 3 shall be Nonqualified Stock Options.

          (u) "Option Agreement" shall mean any writing setting forth the terms of an Option that has been authorized by the Committee.

          (v) "Option Date" shall mean the date upon which the Committee took the action granting an Option or such later date as the Committee designates as the Option Date at the time of the Option or, in the case of Options under Article 3, the applicable dates set forth therein.

          (w) "Option Period" shall mean the period beginning on an Option Date and ending on the expiration date of such Option.

          (x) "Participant" shall mean an Eligible Employee who has been granted an Option under this Plan and a Non-Employee Director who has been granted an Option under Article 3 of this Plan.

          (y) "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

          (z) "Plan" shall mean this 1997 Stock Incentive Plan.

          (aa) "QDRO" shall mean a qualified domestic relations order as defined in Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

          (bb) "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

          (cc) "Section 16 Person" shall mean a person subject to Section 16(a) of the Exchange Act.

          (dd) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

          (ee) "Subsidiary" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

          (ff) "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and (except in the case of a Non-Employee Director) such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

                                                                       Exhibit A

                             AMERIGON INCORPORATED
                               ELIGIBLE DIRECTOR

                      NONQUALIFIED STOCK OPTION AGREEMENT

          THIS AGREEMENT dated as of the _____ day of _____________, 19__, by and between Amerigon Incorporated, a California corporation (the "Corporation"), and ________________ (the "Director").

                              W I T N E S S E T H
                              -------------------

          WHEREAS, the Corporation has adopted and the shareholders of the Corporation have approved the Amerigon Incorporated 1997 Stock Incentive Plan (the "Plan"); and

          WHEREAS, pursuant to Article 3 of the Plan, the Corporation has granted an option (the "Option") to the Director upon the terms and conditions evidenced hereby, as required by the Plan, which Option is not intended as and shall not be deemed to be an incentive stock option within the meaning of
Section 422 of the Code;

          NOW, THEREFORE, in consideration of the services rendered and to be rendered by the Director, the Corporation and the Director agree to the terms and conditions set forth herein as required by the terms of the Plan.

          1.  Option Grant.  This Agreement evidences the grant to the Director,
              ------------
as of ___________, 19__ (the "Option Date"), of an Option to purchase an aggregate of _____ shares of Common Stock, par value [$____] per share, under
Article 3 of the Plan, subject to the terms and conditions and to adjustment as set forth herein or pursuant to the Plan.

          2.  Exercise Price.  The Option entitles the Director to purchase
              --------------
(subject to the terms of Sections 3 through 5 below) all or any part of the Option shares at a price per share of $_______, which amount represents the Fair Market Value of a share on the Option Date.

          3.  Option Exercisability and Term.  The Option will become and remain
              ------------------------------
exercisable on ______________, 19__, subject to acceleration under Section 3.7 of the Plan. The Option shall terminate on ____________, 19__,* unless earlier terminated in accordance with the terms of Section 3.4, 3.5, or 3.7 of the Plan.



          4.  Service and Effect of Termination of Service.  The Director agrees
              --------------------------------------------
to serve as a director in accordance with the provisions of the Corporation's Articles of Incorporation, bylaws and applicable law. If the Director's services as a member of the Board shall terminate, this Option shall terminate at the times and to the extent set forth in Section 3.5 of the Plan.

---------------------
*Insert day before the tenth anniversary of the Option Date.

          5.  General Terms.  The Option and this Agreement are subject to, and
              -------------
the Corporation and the Director agree to be bound by, the provisions of the Plan that apply to the Option. Such provisions are incorporated herein by this reference. The Director acknowledges receiving a copy of the Plan and reading its applicable provisions. Capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              AMERIGON INCORPORATED
                              (a California corporation)

                              By ___________________________

                              Title ________________________



                              DIRECTOR

                              _____________________________
                                     (Signature)

                              _____________________________
                                     (Print Name)

                              _____________________________
                                      (Address)

                              _____________________________
                                (City, State, Zip Code)

                               CONSENT OF SPOUSE
                               -----------------

          In consideration of the execution of the foregoing Nonqualified Stock Option Agreement by Amerigon Incorporated, I, _______________________, the spouse of the Director therein named, do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.



DATED: ______________, ____.

                                             __________________________________
                                             Signature of Spouse

                             YOUR VOTE IS IMPORTANT


                          PLEASE SIGN, DATE AND RETURN
                                YOUR PROXY CARD
                            IN THE ENVELOPE PROVIDED
                              AS SOON AS POSSIBLE

                       PROXY for SERIES A PREFERRED STOCK
                             AMERIGON INCORPORATED
                             5462 IRWINDALE AVENUE
                        IRWINDALE, CALIFORNIA 91706-2058
     The undersigned, revoking all prior proxies, hereby appoints Richard A. Weisbart and James L. Mertes as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Series A Preferred Stock of Amerigon Incorporated held of record by the undersigned on March 31, 2000 at the annual meeting of shareholders to be held on May 24, 2000 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES IN PROPOSAL (1) AND FOR PROPOSALS (2), (3) AND (4). WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF, IN THE DISCRETION OF RICHARD A. WEISBART AND JAMES L. MERTES IN ACCORDANCE WITH THEIR BEST JUDGMENT.

   [X] Please mark your votes as in this example

   PROPOSAL (1): The election of the        [_] FOR All nominees
nominees for director specified in the          listed above (except
Proxy Statement to the Board of                 as marked to the contrary
Directors: Oscar B. Marx III, Roy A.            below)
Anderson, John W. Clark, Paul Oster and
James J. Paulsen.

  (INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name in the space below.)


  --------------------------------------------------------------
   PROPOSAL (2): Approval of amendment
to the Certificate of Determination of
the Series A Preferred Stock.              [_] FOR    [_] AGAINST    [_] ABSTAIN

   PROPOSAL (3): Approval an amendment
to our Articles of Incorporation
eliminating Class B Common Stock and
renaming Class A Common Stock as Common
Stock.                                     [_] FOR    [_] AGAINST    [_] ABSTAIN

   PROPOSAL (4): Approve an amendment to
the 1997 Stock Option Plan to increase
the number of shares of Class A Common
Stock authorized from 150,000 to
1,300,000.                                 [_] FOR    [_] AGAINST    [_] ABSTAIN



          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ATTORNEYS AND AGENTS SHOULD GIVE THEIR FULL TITLES. IF THE STOCKHOLDER IS A CORPORATION, SIGN IN FULL CORPORATE NAME BY THE AUTHORIZED OFFICER.

                                                 ------------------------------
                                                           Signature

                                                 ------------------------------
                                                  Signature (if jointly held)

                                                 Dated: _________________, 2000

--------------------------------------------------------------------------------

                         PROXY for CLASS A COMMON STOCK
                             AMERIGON INCORPORATED
                             5462 IRWINDALE AVENUE
                        IRWINDALE, CALIFORNIA 91706-2058

     The undersigned, revoking all prior proxies, hereby appoints Richard A. Weisbart and James L. Mertes as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Class A Common Stock of Amerigon Incorporated held of record by the undersigned on March 31, 2000 at the annual meeting of shareholders to be held on May 24, 2000 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES IN PROPOSAL (1) AND FOR PROPOSALS (2), (3) AND (4). WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF, IN THE DISCRETION OF RICHARD A. WEISBART AND JAMES L. MERTES IN ACCORDANCE WITH THEIR BEST JUDGMENT.

   [X] Please mark your votes as in this example

   PROPOSAL (1): The election of the       [_] FOR All nominees
nominees for director specified in the         listed above (except
Proxy Statement to the Board of                as marked to the contrary
Directors: Richard A. Weisbart and Lon         below)
E. Bell.

  (INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name in the space below.)


  -----------------------------------------------------------------------

   PROPOSAL (2): Approval of amendment
to the Certificate of Determination of
the Series A Preferred Stock.            [_] FOR    [_] AGAINST    [_] ABSTAIN

   PROPOSAL (3): Approval an amendment
to our Articles of Incorporation
eliminating Class B Common Stock and
renaming Class A Common Stock as Common
Stock.                                   [_] FOR    [_] AGAINST    [_] ABSTAIN

   PROPOSAL (4): Approve an amendment to
the 1997 Stock Option Plan to increase
the number of shares of Class A Common
Stock authorized from 150,000 to
1,300,000.                               [_] FOR    [_] AGAINST    [_] ABSTAIN

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ATTORNEYS AND AGENTS SHOULD GIVE THEIR FULL TITLES. IF THE STOCKHOLDER IS A CORPORATION, SIGN IN FULL CORPORATE NAME BY THE AUTHORIZED OFFICER.

                                                 ------------------------------
                                                           Signature

                                                 ------------------------------
                                                  Signature (if jointly held)


                                                 Dated: _________________, 2000

--------------------------------------------------------------------------------